EXHIBIT 99.2
ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Three Months Ended September 30,
	2007	2006
Revenue —
Gross revenue	$1,879.1	$1,856.9
Less intercompany revenue	(322.8)	(331.8)

Net Revenue	$1,556.3	$1,525.1

Revenue Mix (based on net revenue) —
Collection —
Residential	$304.9	$301.9
Commercial	390.5	372.1
Roll-off	332.0	340.3
Recycling	53.8	48.0

Total Collection	1,081.2	1,062.3
Disposal —
Landfill (net of $188.4 and $194.9 of intercompany)	214.9	218.7
Transfer (net of $99.1 and $102.8 of intercompany)	112.7	113.1

Total Disposal	327.6	331.8
Recycling – Commodity	66.4	55.5
Other	81.1	75.5

Total	$1,556.3	$1,525.1

Internalization Based on Disposal Volumes	73%	72%

Landfill Volumes in Thousands of Tons	18,663	19,913

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	5.6%	6.5%
Volume change	(3.7)%	0.9%

Total	1.9%	7.4%

Year over Year Internal Growth (including commodity)	2.5%	7.4%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Nine Months Ended September 30,
	2007	2006
Revenue —
Gross revenue	$5,512.2	$5,419.8
Less intercompany revenue	(963.8)	(976.8)

Net Revenue	$4,548.4	$4,443.0

Revenue Mix (based on net revenue) —
Collection —
Residential	$899.5	$891.8
Commercial	1,140.9	1,087.4
Roll-off	969.5	988.5
Recycling	155.2	141.6

Total Collection	3,165.1	3,109.3
Disposal —
Landfill (net of $561.4 and $572.6 of intercompany)	624.4	633.8
Transfer (net of $296.6 and $306.8 of intercompany)	330.6	320.0

Total Disposal	955.0	953.8
Recycling – Commodity	190.9	158.6
Other	237.4	221.3

Total	$4,548.4	$4,443.0

Internalization Based on Disposal Volumes	73%	73%

Landfill Volumes in Thousands of Tons	55,219	58,563

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	5.8%	6.1%
Volume change	(3.2)%	1.6%

Total	2.6%	7.7%

Year over Year Internal Growth (including commodity)	3.1%	7.3%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages)
(unaudited)
The following tables provide the components of our operating costs and as a percentage of revenues:

	Three Months Ended September 30,
	2007		2006
Labor and related benefits	$271.3	17.4%	$274.9	18.0%
Transfer and disposal costs	116.0	7.5	123.3	8.1
Maintenance and repairs	122.8	7.9	122.9	8.1
Transportation and subcontractor costs	127.7	8.2	130.3	8.5
Fuel	78.1	5.0	80.0	5.2
Disposal and franchise fees and taxes	93.4	6.0	95.5	6.3
Landfill operating costs	42.6	2.7	35.9	2.4
Risk management	39.8	2.6	41.9	2.7
Costs of goods sold	21.3	1.4	15.1	1.0
Other	53.7	3.3	52.3	3.4

Total operating expenses	$966.7	62.0%	$972.1	63.7%

	Nine Months Ended September 30,
	2007		2006
Labor and related benefits	$809.6	17.8%	$829.3	18.7%
Transfer and disposal costs	336.6	7.4	361.2	8.1
Maintenance and repairs	364.8	8.0	370.1	8.3
Transportation and subcontractor costs	385.0	8.5	385.2	8.7
Fuel	221.4	4.9	224.0	5.0
Disposal and franchise fees and taxes	272.4	6.0	274.7	6.2
Landfill operating costs	123.1	2.7	110.0	2.5
Risk management	120.5	2.6	119.4	2.7
Costs of goods sold	56.2	1.2	40.7	0.9
Other	163.9	3.6	146.0	3.3

Total operating expenses	$2,853.5	62.7%	$2,860.6	64.4%

The following tables provide the components of our selling, general and administrative costs and as a percentage of revenues:

	Three Months Ended September 30,
	2007		2006
Salaries	$96.9	6.2%	$98.7	6.5%
Rent and office costs	9.2	0.6	10.7	0.7
Professional fees	16.1	1.0	12.5	0.8
Provision for doubtful accounts	6.9	0.4	5.9	0.4
Other	27.4	1.9	23.8	1.5

Total selling, general and administrative expenses	$156.5	10.1%	$151.6	9.9%

	Nine Months Ended September 30,
	2007		2006
Salaries	$292.1	6.4%	$272.9	6.1%
Rent and office costs	29.5	0.6	31.7	0.7
Professional fees	52.5	1.2	42.0	1.0
Provision for doubtful accounts	17.7	0.4	13.3	0.3
Other	88.9	2.0	81.2	1.9

Total selling, general and administrative expenses	$480.7	10.6%	$441.1	10.0%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
BALANCE SHEET
(amounts in millions, except per share data)
(unaudited)

	September 30,	December 31,
	2007	2006
ASSETS
Current assets —
Cash and cash equivalents	$67.5	$94.1
Restricted cash	26.3	—
Accounts receivable, net of allowance of $22.8 and $18.4	738.7	687.5
Prepaid and other current assets	78.4	93.6
Deferred income taxes	48.7	172.5

Total current assets	959.6	1,047.7
Property and equipment, net	4,401.0	4,258.7
Goodwill	8,032.7	8,126.0
Other assets, net	298.8	378.6

Total assets	$13,692.1	$13,811.0

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities —
Current portion of long-term debt	$463.0	$236.6
Accounts payable	469.8	494.4
Current portion of accrued capping, closure, post-closure and environmental costs	90.6	95.8
Accrued interest	121.9	106.9
Other accrued liabilities	499.2	369.8
Unearned revenue	240.7	229.2

Total current liabilities	1,885.2	1,532.7
Long-term debt, less current portion	6,149.7	6,674.0
Deferred income taxes	278.7	357.3
Accrued capping, closure, post-closure and environmental costs, less current portion	812.4	760.3
Other long-term obligations	809.8	887.8
Stockholders’ equity —
Series D senior mandatory convertible preferred stock, $0.10 par value, 2.8 million shares authorized, 2.4 million shares issued and outstanding, liquidation preference of $250.00 per share, net of $19.2 million of issuance costs	580.8	580.8
Common stock	3.7	3.7
Additional paid-in capital	2,829.2	2,802.0
Accumulated other comprehensive loss	(57.4)	(57.4)
Retained earnings	400.0	269.8

Total stockholders’ equity	3,756.3	3,598.9

Total liabilities and stockholders’ equity	$13,692.1	$13,811.0

Days sales outstanding	42 days	43 days

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Three	For the Three
	Months Ended	Months Ended
	September 30, 2007	September 30, 2006
Operating activities —
Net income	$27.2	$72.3
Discontinued operations, net of tax	39.7	(1.7)
Adjustments to reconcile net income to cash provided by operating activities from continuing operations —
Provisions for:
Depreciation and amortization	142.7	138.8
Stock-based compensation expense	5.4	8.1
Doubtful accounts	6.9	5.9
Accretion of debt and amortization of debt issuance costs	5.0	5.5
Deferred income tax expense	40.3	35.7
Gain on sale of fixed assets	(2.6)	(2.0)
Loss from divestitures and asset impairments	39.0	14.5
Write-off of deferred debt issuance costs	1.8	0.1
Other non-cash items	—	(0.1)
Change in operating assets and liabilities, excluding the effects of acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	(24.4)	(18.1)
Accounts payable, accrued liabilities, unearned income and other	16.6	27.4
Capping, closure and post-closure accretion	13.7	12.0
Capping, closure, post-closure and environmental expenditures	(18.9)	(27.8)

Cash provided by operating activities from continuing operations	292.4	270.6

Investing activities —
Cost of acquisitions, net of cash acquired	(2.2)	(0.1)
Proceeds from divestitures, net of cash divested	95.4	43.4
Proceeds from sale of fixed assets	3.9	4.5
Capital expenditures, excluding acquisitions	(130.9)	(136.2)
Capitalized interest	(5.2)	(4.6)
Change in deferred acquisition costs, notes receivable and other	0.2	4.2

Cash used for investing activities from continuing operations	(38.8)	(88.8)

Financing activities —
Proceeds from long-term debt, net of issuance costs	200.0	14.4
Payments of long-term debt	(449.5)	(159.2)
Payments of preferred stock dividends	(9.4)	(9.4)
Net change in disbursement account	(8.0)	(0.5)
Net receipts from restricted trust	5.8	—
Net proceeds from sale of common stock, exercise of stock options and other	3.3	1.1

Cash used for financing activities from continuing operations	(257.8)	(153.6)

Cash provided by (used for) discontinued operations	(3.8)	1.3

Increase (decrease) in cash and cash equivalents	(8.0)	29.5
Cash and cash equivalents, beginning of period	75.5	47.6

Cash and cash equivalents, end of period	$67.5	$77.1

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Nine	For the Nine
	Months Ended	Months Ended
	September 30, 2007	September 30, 2006
Operating activities —
Net income	$158.3	$151.1
Discontinued operations, net of tax	33.9	(3.5)
Adjustments to reconcile net income to cash provided by operating activities from continuing operations —
Provisions for:
Depreciation and amortization	412.6	422.7
Stock-based compensation expense	15.7	15.4
Doubtful accounts	17.7	13.3
Accretion of debt and amortization of debt issuance costs	15.4	16.4
Deferred income tax expense	111.7	98.1
Gain on sale of fixed assets	(7.7)	(4.6)
Loss from divestitures and asset impairments	40.5	14.5
Write-off of deferred debt issuance costs	7.2	3.7
Other non-cash items	(2.2)	(13.5)
Change in operating assets and liabilities, excluding the effects of acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	(59.0)	(72.1)
Accounts payable, accrued liabilities, unearned income and other	6.4	1.8
Capping, closure and post-closure accretion	41.5	36.8
Capping, closure, post-closure and environmental expenditures	(38.8)	(51.5)

Cash provided by operating activities from continuing operations	753.2	628.6

Investing activities —
Cost of acquisitions, net of cash acquired	(75.0)	(10.7)
Proceeds from divestitures, net of cash divested	166.2	56.8
Proceeds from sale of fixed assets	12.0	11.0
Capital expenditures, excluding acquisitions	(496.1)	(504.6)
Capitalized interest	(14.3)	(12.6)
Change in deferred acquisition costs, notes receivable and other	—	5.7

Cash used for investing activities from continuing operations	(407.2)	(454.4)

Financing activities —
Proceeds from long-term debt, net of issuance costs	1,379.1	1,237.5
Payments of long-term debt	(1,778.5)	(1,306.2)
Payments of preferred stock dividends	(28.1)	(38.8)
Net change in disbursement account	(8.7)	(63.8)
Net receipts from restricted trust	50.5	—
Net proceeds from sale of common stock, exercise of stock options and other	19.0	9.8

Cash used for financing activities from continuing operations	(366.7)	(161.5)

Cash provided by (used for) discontinued operations	(5.9)	8.3

Increase (decrease) in cash and cash equivalents	(26.6)	21.0
Cash and cash equivalents, beginning of period	94.1	56.1

Cash and cash equivalents, end of period	$67.5	$77.1

ALLIED WASTE INDUSTRIES INC.
SUMMARY DATA SHEET
FREE CASH FLOWS DATA
(amounts in millions)
(unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
Free Cash Flow:
Cash provided by operating activities	$292.4	$270.6	$753.2	$628.6
Add: Premium on debt repurchases	11.6	—	57.0	37.2
Change in disbursement account	(8.0)	(0.5)	(8.7)	(63.8)
Proceeds from sale of fixed assets	3.9	4.5	12.0	11.0
Less: Capital expenditures, excluding acquisitions	(130.9)	(136.2)	(496.1)	(504.6)

Free cash flow	169.0	138.4	317.4	108.4

Market development and other investing activities, net	93.4	47.5	91.2	51.8
Cash provided by (used for) discontinued operations	(3.8)	1.3	(5.9)	8.3
Capitalized interest	(5.2)	(4.6)	(14.3)	(12.6)
Debt issuance costs	—	(0.4)	(20.7)	(11.7)
Payments on preferred stock dividends	(9.4)	(9.4)	(28.1)	(38.8)
Premium on debt repurchases	(11.6)	—	(57.0)	(37.2)
Accretion and other	2.4	(0.6)	15.0	5.1
Change in cash (including restricted cash)	13.8	(29.5)	0.3	(21.0)

Decrease in debt	$248.6	$142.7	$297.9	$52.3

Debt balance at beginning of period	$6,861.3	$7,182.1	$6,910.6	$7,091.7
Decrease in debt	248.6	142.7	297.9	52.3

Debt balance at end of period	$6,612.7	$7,039.4	$6,612.7	$7,039.4

DILUTED EARNINGS PER SHARE COMPUTATION
(amounts in millions, except per share data)
(unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
Diluted earnings per share computation:
Income from continuing operations	$66.9	$70.6	$192.2	$147.6
Add: Interest expense, net of tax, for senior convertible debentures	1.5	1.5	4.4	—
Less: Dividends on preferred stock	(9.4)	—	(28.1)	(33.5)

Income from continuing operations available to common shareholders	$59.0	$72.1	$168.5	$114.1

Weighted average common shares outstanding	369.3	365.7	368.6	353.4
Dilutive effect of stock, stock options and contingently issuable shares(A)	13.1	74.5	13.3	2.8

Weighted average common and common equivalent shares outstanding	382.4	440.2	381.9	356.2

Diluted earnings per share from continuing operations	$0.15	$0.17	$0.44	$0.32

(A)	For the three and nine months ended September 30, 2007, contingently issuable shares associated with the preferred stock are anti-dilutive. For the three months ended September 30, 2006, all contingently issuable shares are dilutive. For the nine months ended September 30, 2006, contingently issuable shares associated with the convertible debentures and preferred stock are anti-dilutive.